Rule 497(k)
Registration Nos. 333-181507 and 811-22709

FIRST TRUST EXCHANGE-TRADED FUND V
(the “Trust”)

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2018

DATED MARCH 13, 2019

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, on or about June 3, 2019, the Fund’s name will change to “First Trust Managed Futures Strategy Fund” and the Fund intends to revise its principal investment strategies in the following general manner:

•	The Fund will no longer seek to exceed the performance of the Morningstar Diversified Futures Index (the “Benchmark”). All references to the Benchmark will be removed from the Fund’s principal investment strategies.
•	The Fund’s investment in futures will no longer be generally weighted at 50% in commodity futures, 25% in equity futures and 25% in currency futures. The Fund will be able to invest in futures across all market sectors. The Fund will continue to use commodity, equity and currency futures as a part of its principal investment strategies, but may also invest in global debt futures, including U.S. Treasury futures. There will be a 15% notional limit on the Fund’s exposure to a single futures contract, excluding fixed-income and currency futures contracts.
•	The Fund will have the ability to gain short exposure to the energy sector.
•	The Fund will be permitted to have an aggregate notional exposure to the futures markets that is greater than the Fund’s total assets. Such investments may result in significant portfolio leverage, which could result in the Fund losing more than it originally invested (see below for a discussion of the risks of increased portfolio leverage). The Fund will comply, at all times, with guidance from the Securities and Exchange Commission regarding asset segregation requirements to cover certain leveraged positions.
•	The Fund will have the ability to invest in U.S. Treasury securities with maturities of up to two (2) years and short duration fixed-income exchange-traded funds (“ETFs”). Certain of the ETFs may be advised by First Trust Advisors L.P., the Fund’s investment advisor.

These changes to the Fund’s principal investment strategies involve risk, including Leverage Risk, in addition to the risks described in the Fund’s prospectus:

Leverage Risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with guidance from the Securities and Exchange Commission regarding asset segregation requirements to cover certain leveraged positions.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE